UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Radius Global Infrastructure, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! RADIUS GLOBAL INFRASTRUCTURE, INC. 2022 Annual Meeting Vote by May 25, 2022 11:59 PM ET RADIUS GLOBAL INFRASTRUCTURE, INC. 3 BALA PLAZA EAST, SUITE 502 BALA CYNWYD, PA 19004 D70080-P70487 You invested in RADIUS GLOBAL INFRASTRUCTURE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 26, 2022. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and the Annual Report on Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 26, 2022 8:30 a.m., Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/RADI2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. The election of five Directors, each for a term expiring at the 2023 annual meeting of stockholders. 1a. Paul A. Gould For 1b. Antoinette Cook Bush For 1c. Thomas C. King For 1d. Nick S. Advani For 1e. Ashley Leeds For 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; For 3. To approve, on a non-binding advisory basis, the frequency of stockholder advisory votes on executive compensation; Every Year 4. To approve an amendment to the Radius Global Infrastructure, Inc. 2020 Equity Incentive Plan to increase the maximum number of shares that may be issued or paid under or with respect to all awards granted thereunder and the maximum number of shares that may be subject to incentive stock options granted thereunder; and 5. To approve the Radius Global Infrastructure, Inc. 2022 Employee Stock Purchase Plan. For NOTE: In their discretion, the proxies may vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D70081-P70487